SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2018

Date of Report (Date of Earliest Event Reported)

Commission File No. 0-29935

CROWN EQUITY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	33-0677140
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

11226 Pentland Downs, Las Vegas, NV 89141

(Address of principal executive offices)(Zip code)

Company’s telephone number, including area code: (702) 448-1543

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On December 19, 2018, Crown Equity Holdings, Inc. (the “Company”) received a communication from the Company’s independent accounting firm, MaloneBailey LLP (“MaloneBailey”), of the firm’s resignation.

MaloneBailey’s report on the Company’s financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were such financial statements qualified or modified as to uncertainty, audit scope, or accounting principles except for an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2017 and 2016, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the fiscal years ended December 31, 2017 and 2016, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

The Company has provided MaloneBailey with a copy of this Form 8-K and requested that MaloneBailey provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements related to them made by the Company in this report. A copy of MaloneBailey’s letter, dated December 19, 2018, is attached as Exhibit 16.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit.

Exhibit Number	Description
16.1	Letter from MaloneBailey LLP

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN EQUITY HOLDINGS, INC.
(Registrant)

Date: December 20, 2018	By:	/s/ Mike Zaman
	Name:	Mike Zaman
	Title:	CEO and President

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